UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2022

NAVITAS SEMICONDUCTOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39755	85-2560226
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

2101 E. El Segundo Blvd., Suite 205,	El Segundo,	California	90245
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (844) 654-2642

22 Fitzwilliam Square South,	Dublin	D02 FH68,	Ireland
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

    ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	NVTS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On May 12, 2022, Navitas Semiconductor Corporation (“Navitas”) filed a current report on Form 8-K to report the release of Navitas’ unaudited consolidated financial results for the quarterly period ended March 31, 2022. A copy of the press release announcing the results was attached to that report as Exhibit 99.1 and incorporated by reference therein. The press release contained a typographical error in the Business Outlook section — Navitas’ gross margin guidance for Q2 2022 and gross margin guidance for full year 2022 were inadvertently reversed. On May 12, 2022, Navitas issued a revised press release correcting the error. Navitas is filing this amended current report on Form 8‑K/A to amend and restate Items 2.02 and 9.01 of the original report in their entirety, and to include the corrected press release as Exhibit 99.1. Except as amended by this amended current report on Form 8-K/A and Exhibit 99.1 hereto, all information set forth in the original current report on Form 8-K and corresponding exhibits remains unchanged.

Item 2.02. Results of Operations and Financial Condition.

On May 12, 2022, Navitas Semiconductor Corporation issued a press release announcing its unaudited consolidated financial results for the quarterly period ended March 31, 2022. The press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

All information in this report, including Exhibit 99.1, is furnished and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and none of such information is incorporated by reference in any filing under the Securities Act of 1933 except as may be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated May 12, 2022
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVITAS SEMICONDUCTOR CORPORATION
Dated: May 12, 2022
	By:	/s/ Gene Sheridan
Gene Sheridan
President and Chief Executive Officer